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Exhibit 24

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
REGISTRATION STATEMENT AND AMENDMENTS

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Michael J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Registration Statement and all amendment thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

1,000,000 shares of Common Stock, par value of $.10 per share granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 22nd day of June, 2004.

/s/ KRZYSZTOF K. BURHARDT Krzysztof K. Burhardt

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

        On the 22nd day of June, 2004, before me, personally came Krzysztof K. Burhardt, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ CINDY A. STREICH Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
REGISTRATION STATEMENT AND AMENDMENTS

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Michael J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Registration Statement and all amendment thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

1,000,000 shares of Common Stock, par value of $.10 per share granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of June, 2004.

/s/ WILLIS K. DRAKE Willis K. Drake

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

        On the 23rd day of June, 2004, before me, personally came Willis K. Drake, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ CINDY A. STREICH Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
REGISTRATION STATEMENT AND AMENDMENTS

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Michael J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Registration Statement and all amendment thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

1,000,000 shares of Common Stock, par value of $.10 per share granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 26th day of June, 2004.

/s/ MICHAEL B. ESSTMAN Michael B. Esstman

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

        On the 26th day of June, 2004, before me, personally came Michael B. Esstman, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ CINDY A. STREICH Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
REGISTRATION STATEMENT AND AMENDMENTS

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Michael J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Registration Statement and all amendment thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

1,000,000 shares of Common Stock, par value of $.10 per share granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 30th day of June, 2004.

/s/ MARGARET A. LOFTUS Margaret A. Loftus

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

        On the 30th day of June, 2004, before me, personally came Margaret A. Loftus, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ CINDY A. STREICH Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
REGISTRATION STATEMENT AND AMENDMENTS

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Michael J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Registration Statement and all amendment thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

1,000,000 shares of Common Stock, par value of $.10 per share granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 22nd day of June, 2004.

/s/ EDWARD M. MAHONEY Edward M. Mahoney

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

        On the 22nd day of June, 2004, before me, personally came Edward M. Mahoney, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ CINDY A. STREICH Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY
TO SIGN
REGISTRATION STATEMENT AND AMENDMENTS

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Michael J. LaVelle or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Registration Statement and all amendment thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

1,000,000 shares of Common Stock, par value of $.10 per share granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

        IN TESTIMONY WHEREOF, I have hereunto set my hand this 28th day of June, 2004.

/s/ ROBB L. PRINCE Robb L. Prince

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

        On the 28th day of June, 2004, before me, personally came Robb L. Prince, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ CINDY A. STREICH Notary Public

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  Exhibit 24